Contingencies and commitments	12 Months Ended
Dec. 31, 2019
Disclosure Of Commitments And Contingent Liabilities [Abstract]
Contingencies and commitments
34. Contingencies and commitments
There are contingent Group liabilities that arise in the normal course of business in respect of indemnities, warranties and guarantees in relation to former subsidiaries and in respect of guarantees in relation to subsidiaries, joint ventures and associates. In addition, there are contingent liabilities of the Group in respect of unsettled or disputed tax liabilities, legal claims, contract disputes, royalties, copyright fees, permissions and other rights. None of these claims are expected to result in a material gain or loss to the Group.
On 25 April 2019, the European Commission published the full decision that the United Kingdom controlled foreign company group financing partial exemption (FCPE) partially constitutes State Aid. The Group has lodged an appeal. The Group has benefited from the FCPE in 2018 and prior years by approximately £116m. At present the Group believes no provision is required in respect of this issue.
During 2019 the Group received an assessment from the tax authorities in Brazil challenging the deduction for tax purposes of goodwill amortisation for the years 2013 to 2016. Similar assessments may be raised for other years. Potential total exposure could be up to £124m (BRL 656m) upto 31 December 2019, with additional potential exposure of £45m (BRL 239m) in relation to deductions expected to be taken in future periods. Such assessments are common in Brazil. The Group believes that the likelihood that the tax authorities will ultimately prevail is low, and that the Group’s position is strong. At present the Group believes no provision is required.

At the balance sheet date there were no commitments for capital expenditure contracted for but not yet incurred. Commitments in respect of leases are shown in note 35.